Exhibit 10.19

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                        AMENDING AND RESTATEMENT DEED (SENIOR DEBT FACILITY)

DATE:                                June 2001

PARTIES: ABN AUSTRALASIA LIMITED (ABN 42 072 664 692) incorporated in Victoria of 1144 Nepean Highway, Highett, Victoria 3190 ("BORROWER") EACH COMPANY NAMED IN SCHEDULE 1 or which has executed a Guarantor Accession Agreement (each a "GUARANTOR") EACH BANK OR FINANCIAL INSTITUTION set out
                    schedule 2 (each a "PARTICIPANT" together the "PARTICIPANTS") CHASE SECURITIES AUSTRALIA LIMITED (ABN 52 002 888 011) having its registered office at Level 26, Grosvenor Place, 225 George Street, Sydney, NSW 2000 as agent and Security Trustee for the Participants (AS "AGENT" AND "SECURITY TRUSTEE")

OPERATIVE PROVISIONS:
1        DEFINITIONS AND INTERPRETATION
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          1.1  A term which has a defined meaning in the Amended and Restated
               Senior Debt Facility Agreement has the same meaning in this deed, unless otherwise defined in this deed.

          1.2  The following words have these meanings in this deed:

                AMENDED AND RESTATED SENIOR DEBT FACILITY AGREEMENT means the Loan Agreement as amended and restated in the form set out in the annexure to this deed.

                AMENDMENT DEED means the deed entitled "Amendment and Restatement Deed (Senior Debt Facility Agreement)" dated 31 March 2000 between the Borrower, each Guarantor and the Agent.

                BANK BILL RATE in relation to a Funding Period means:

               (a) the rate determined by the Agent to be the average bid rate (rounded up, if necessary, to the nearest two decimal places) displayed at or about 10.10 am (Sydney time) on the first day of that Funding Period on the Reuters screen BBSY page for a term equivalent or approximately equivalent to the Funding Period; or

               (b)  if:

                    (i) for any reason there is no rate displayed for a period equivalent or approximately equivalent to that Funding Period; or

                    (ii) the basis on which that rate is displayed is changed
                         and in the opinion of the Agent that rate ceases to reflect the Participants' cost of funding to the same extent as at the date of this Agreement,

                    then the Bank Bill Rate will be the rate determined by the Agent to be the average of the buying rates quoted to the Agent by each of three Reference Banks selected by the Agent at or about that time on that date for bills of exchange which are accepted by an Australian bank by the Agent and which have a term equivalent to the Funding Period. If there are no buying rates the rate will be the rate determined by the Agent to be its cost of funds.

               Rates will be expressed as a yield percent per annum to maturity.

               DEBT SERVICE RESERVE ACCOUNT means the account opened by the Borrower on the terms set out in clause 15.4 of the facility agreement annexed to the Amendment Deed.

               EFFECTIVE DATE means the date on which the Agent receives (or on the instructions of the Majority Participants, waives in writing the receipt of) the conditions precedent described in clause 3.1 and confirmed in writing to the Borrower.

               FERRIER HODGSON REPORT means the report prepared by Ferrier Hodgson dated 22 January 2001 in relation to the Profit Improvement Plan.

               INDEBTEDNESS means any indebtedness, present or future, actual or contingent, in respect of moneys borrowed or raised or any financial accommodation whatsoever, including, without limitation:

               (a) under or in connection with any Guarantee, bill, acceptance or endorsement or any discounting arrangement;

               (b) under or in connection with any interest or currency exchange, hedge or other arrangement of any kind (including, without limitation, any swap, option, futures contract, or exchange or purchase agreement);

               (c) any paid up amount, premium and dividend (whether or not declared), and whether or not there are sufficient profits or other moneys for payment of any redeemable share or stock;

               (d) any indebtedness under any finance Lease (excluding, at the relevant time, any of the Group's finance Leases that have been converted from operating Leases that Group Members were party to at the date of this Deed);

               (e) the deferred purchase price (for more than 90 days) of any asset or service and any related obligation but excluding any deferred purchase price (for less than 90 days) of any asset or service and any related obligation and any deferred payments for the acquisition or provision of programs in good faith pursuant to an arm's length transaction on normal commercial terms and in the ordinary course of business; or

               (f) in respect of any obligation to deliver goods or other property or services which are paid for in advance by a financier or which are paid for in advance in relation to any financing transaction.

               LOAN AGREEMENT means the agreement entitled "Senior Debt Facility Agreement" dated 3 June 1996 between the Borrower, the Guarantors, the Participants and the Agent as amended by the "Senior Debt Facility Agreement Novation and Amendment Agreement" dated 26 February 1998, the "Amending Agreement to the Senior Debt Facility Agreement" dated 31 August 1998 and the "Amending and Restatement Deed (Senior Debt Facility Agreement)" dated 31 March 2000.

               MARGIN means 2.5% per annum.

               SECURITY TRUSTEE means Chase Securities Australia Limited (ABN 52 002 888 011).

               SHAREHOLDERS AGREEMENT means the agreement so entitled dated on or about the date of this deed between the Borrower, ABNAH and the Security Trustee.

               SHARES means ordinary shares in the capital of the Borrower.

               SUBSCRIPTION SHARES means the shares being 7.5% of the issued share capital of the Borrower and SUBSCRIPTION SHARE means any of those shares.

               VALUER means Ferrier Hodgson and such other valuer to be determined by the Majority Participants (acting reasonably).

INCORPORATION OF TERMS
          1.3  Clauses 1.2, 1.3, 1.8, 20, 22, 23, 34, 36, 37 and 39 of the
               Amended and Restated Senior Debt Facility Agreement apply as if set out in full in this deed with references to "this agreement" construed as references to this deed.

ACKNOWLEDGEMENT
          1.4 This deed supersedes all prior understandings and agreements, written or oral, between the Group and the Participants in respect of the Facility.

EFFECT

          1.5 Clause 5 only has effect in accordance with clause 3. All other parts of this deed have effect immediately upon execution.

2    CONSIDERATION
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          Each party to this deed acknowledges incurring obligations and giving rights under this deed for valuable consideration received from the others.

3    CONDITIONS PRECEDENT AND SUBSEQUENT
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CONDITIONS PRECEDENT

          3.1 Clause 5 of this deed is of no force or effect until the Agent certifies in writing to all parties that it has received the following, in form and substance satisfactory to the Agent, or has waived the requirement to receive:

               (a) a statutory declaration dated no earlier than seven days before the date of this deed by a secretary or a director of the Borrower and each Guarantor confirming that, in each case, no alterations have been made to the constitution (if any) and certificate of registration of that company between the date on which they were last provided to the Agent and the date of the declaration or, if such a statutory declaration cannot be made, a certified copy of the constitution (if any) and certificate of registration of the relevant company; and

               (b)  a certified copy of:

                    (i) an extract of the minutes of a meeting of the board of directors or, a duly appointed committee of the Board (provided appropriate evidence of the appointment and authority of that committee is also supplied), of the Borrower and each Guarantor which evidences the resolutions authorising the signing and delivery of and observance of obligations under this deed, appointing and authorising attorneys to execute this deed on its behalf and which acknowledges that this deed will benefit the company; and

                    (ii) the power of attorney under which a person signs and
                         delivers this deed for the Borrower and each Guarantor and, if required by the Agent, evidence of its stamping and registration; and

                    (iii) an extract of the minutes of an extraordinary general meeting (or a certified copy of a resolution passed in accordance with section 249A(2) of the Corporations
                         Law) of the shareholders or, for a single member company, a certified copy of the member's resolution, of each Guarantor which evidences the unanimous resolutions of those shareholders authorising signing and delivery of and observance of obligations under this deed.

               (c) a certified specimen signature of each person who is authorised to sign and deliver this deed for the Borrower and each Guarantor;

               (d)  an executed copy of this deed;

               (e) a legal opinion from Mallesons Stephen Jaques and from the Borrower's Australian legal counsel with respect to this deed in form and substance acceptable to the Agent;

               (f) a certificate signed by 2 directors of the Borrower evidencing:

                    (i) that there have been no material changes to the Business since the date of the Ferrier Hodgson Report; and

                    (ii) the age and amount of trade creditors of the Group and confirmation, to the satisfaction of the Agent, that all endeavours have been made by the Group to return trade creditors to normal business terms;

               (g)  evidence:

                    (i) that ABNAH has subscribed for additional Shares in the Borrower and has paid to the Borrower in aggregate A$2,500,000 in immediately available funds as payment for the subscription price; and

                    (ii) of acknowledgement of receipt of A$750,000 which forms part of the A$2,500,000 referred to in sub-paragraph
                         (g)(i) by the Borrower from ABNAH before the date of this deed;

               (h) a Shareholders Agreement signed by amongst others the Borrower, ABNAH and the Security Trustee;

               (i) the initial issue and allotment of Shares to the Security Trustee representing 7.5% of the total issued Shares in the Borrower to the Security Trustee;

               (j) a certified copy of the signed employment contract entered into on a rolling 18 month basis by the Group with David Head to act as chief executive officer of the Group; and

               (k)  a copy of the corporate structure of the Group.

          3.2 With respect to the requirements contained in clause 3.1, anything required to be certified must be certified by the secretary or a director of the relevant company as being true and correct as at a date no earlier than 14 days before the date of this deed.

CONDITION SUBSEQUENT

          3.3 The Borrower will provide to the Agent within 90 days (or such longer period as agreed by the Agent) of the date of this deed the cash flow projections for a minimum 3 year period (commencing from the Effective Date) in form and substance acceptable to the Agent.

4    REPRESENTATIONS AND WARRANTIES
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               The Borrower and each Guarantor represents and warrants as set out in clause 14 of the Amended and Restated Senior Debt Facility Agreement with respect to itself and as at the date of this deed.

5    AMENDMENT AND RESTATEMENT OF SENIOR DEBT FACILITY AGREEMENT
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          5.1  With effect on and from the Effective Date, the Loan Agreement:

               (a) is amended and restated so that it is in the form set out in the annexure to this deed; and

               (b) ceases to govern the terms of the Facility and the Facility will be governed by the terms of the Amended and Restated Senior Debt Facility Agreement.

          5.2 As from the Effective Date, any reference in any document (other than this deed) to "Senior Debt Facility Agreement" is a reference to the Amended and Restated Senior Debt Facility Agreement.

          5.3 Except as specifically provided in this deed, nothing in this deed:

               (a) prejudices or adversely affects any right, power, discretion or remedy arising under the Loan Agreement before the Effective Date; or

               (b) discharges, releases or otherwise affects any liability or obligation arising under the Loan Agreement before the Effective Date.

6    SHAREHOLDERS AGREEMENT
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          6.1  In consideration for the Participants entering into this deed, the Borrower agrees to:

               (a)  enter into the Shareholders Agreement; and

               (b)  procure ABNAH to do the same.

          6.2 Each of the Participants agrees that all of the Shares that will be issued to the Security Trustee under the Shareholders Agreement will be held by the Security Trustee for each of the Participants rateably in accordance with their Pro Rata Share applied to the number of Shares held by the Security Trustee (rounded up to the nearest whole share) from time to time.

7    ACKNOWLEDGMENTS
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          7.1  The Borrower and each Guarantor:

               (a) acknowledges that this deed is a "Transaction Document" within the definition of that term in the Loan Agreement and the Amended and Restated Senior Debt Facility Agreement;

               (b) acknowledges that, except as expressly provided for in this deed, nothing in this deed affects or limits their existing obligations under any Transaction Document and in particular the obligation to pay the increased Commitment Fee set out in clause 6.2 of the Amendment Deed; and

               (c) consents to the amendments and variations to the Loan Agreement which are effected by this deed.

AMENDMENT FEE

          7.2 The Participants acknowledge and now document that on 15 December 2000 the amendment fee contained in clause 6.1 of the Amendment Deed was rescinded and reversed, as the intention to provide financing until 31 December 2001 was renegotiated in principle, on that date.

          7.3 The Participants and the Borrower acknowledge, at the date of this Deed, that a new amendment fee will be raised against the Borrower in consideration for the Participants providing an extended period of financing under this deed.

          7.4 In consideration for entering into this deed, the Borrower agrees to immediately issue 5% of its share capital to the Participants. The issue of these shares, in settlement of the amendment fee referred to in clause 7.3, represents consideration for the Participants granting a 36 month extension of the Final Maturity Date.

RELEASE OF LEIGH-MARDON

          7.5 The Participants acknowledge that after they receive written notice from the Borrower of the winding up and dissolution of Leigh-Mardon Payment Systems Pty Limited (ABN 32 006 412 657), the Participants will procure the release of Leigh-Mardon as a Guarantor.

DEBT SERVICE RESERVE ACCOUNT

          7.6 The Borrower is entitled to withdraw any funds standing to the credit of the Debt Service Reserve Account on the Effective Date.

8    COSTS AND EXPENSES
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               If the Effective Date occurs, the Borrower agrees to pay the
               Agent:

               (a) on demand, for the account of the Agent or for the account of each Participant, the costs, charges and expenses (and any Taxes and fees relating thereto) in respect of the negotiation, preparation and execution of this deed; and

               (b) any other fees as advised in writing by the Agent and agreed to by the Borrower.

9    COUNTERPARTS
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               This deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

EXECUTED as a deed.

SCHEDULE 1                        GUARANTORS
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COMPANY NAME                 ABN             PLACE OF
                                            INCORPORATION           ADDRESS

ABN Australasia Holdings  11 072 977 229     Victoria      1144 Nepean Highway
Pty Limited                                                Highett Victoria 3190

American Banknote Pacific 19 072 977 265     Victoria      1144 Nepean Highway
Pty Ltd                                                    Highett Victoria 3190

American Banknote         25 072 977 292     Victoria      1144 Nepean Highway
Australasia Pty Ltd                                        Highett Victoria 3190

Leigh-Mardon Payment      32 006 412 657     Victoria      1144 Nepean Highway
Systems Pty Limited                                        Highett Victoria 3190

American Banknote                            New Zealand   c/- Chapman Tripp
New Zealand Limited                                        Sheffield Young
                                                           Level 1
                                                           AMP Centre
                                                           1 Grey Street
                                                           Wellington
                                                           New Zealand

SCHEDULE 2                        PARTICIPANTS
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PARTICIPANT                     ABN                ADDRESS

The Chase Manhattan Bank      43 074 112 011    Level 26
                                                225 George Street
                                                Sydney NSW 2000

                                                with a copy of any Notices to:
                                                JPMorgan Business Credit Corp.
                                                16th Floor
                                                1166 Avenue of the Americas
                                                New York  NY  10036
                                                Attn:    Robert Morrow

                                                JPMorgan Business Credit Corp.
                                                17th Floor
                                                1166 Avenue of the Americas
                                                New York  NY  10036
                                                Attn:    Robert Kuhn

SG Australia Limited          72 002 093 021    Level 21
                                                400 George Street
                                                Sydney  NSW  2000

BOS International             23 066 601 250    Level 11
(Australia) Limited                             50 Carrington Street
                                                Sydney  NSW  2000

Bank of Western               22 050 494 454    Level 7
Australia Limited                               Grosvenor Place
                                                225 George Street
                                                Sydney  NSW  2000

The Toronto-Dominion Bank     74 082 818 175    Level 34
                                                Rialto Tower South
                                                525 Collins Street
                                                Melbourne  Victoria  3000

Credit Lyonnais S.A.                            Direction des Finances du Groupe
                                                Departement de L'Ingenierie
                                                Financiere du Group BC 1640
                                                19 Boulevard des Italiens
                                                75002 Paris
                                                Attn:    Annette Bouly

                                                with a copy of any Notices to:
                                                Credit Lyonnais Singapore
                                                Regional Recovery Unit
                                                3 Temasek Avenue
                                                #11-01, Centennial Tower
                                                Singapore 039190
                                                Attn:    Vincent Lee

EXECUTION PAGE
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BORROWER

SIGNED, SEALED AND                               )
DELIVERED by                                     )
                                                 )
as attorney for ABN AUSTRALASIA LIMITED under    )
power of attorney dated                          )
                                                 )
in the presence of:                              )
                                                 )
 ................................................ )
Signature of witness                             )
                                                 )
 ................................................ )
Name of witness (block letters)                  )
                                                 )
 ................................................ )
Address of witness                               )    .........................
                                                 )    By executing this deed the
 ................................................ )    the attorney states that
Occupation of witness                            )    the attorney has
                                                 )    received no notice of
                                                 )    revocation of the power of
                                                 )    attorney

GUARANTORS

SIGNED, SEALED AND DELIVERED by                  )
as attorney for EACH GUARANTOR under power       )
of attorney dated                                )
                                                 )
in the presence of:                              )
                                                 )
                                                 )
 ................................................ )
Signature of witness                             )
                                                 )
 ................................................ )
Name of witness (block letters)                  )
                                                 )
 ................................................ )
Address of witness                               )  ...........................
                                                 )  By executing this deed the
 ................................................ )  attorney states that
Occupation of witness                            )  the attorney has received no
                                                 )  notice of revocation
                                                 )  of the power of attorney

PARTICIPANTS

SIGNED, SEALED AND DELIVERED by                  )
as attorney for BOS INTERNATIONAL (AUSTRALIA)    )
LIMITED under power of attorney dated            )
                                                 )
in the presence of:                              )
                                                 )
                                                 )
 ................................................ )
Signature of witness                             )
                                                 )
 ................................................ )
Name of witness (block letters)                  )
                                                 )
 ................................................ )
Address of witness                               )
                                                 )  ...........................
 ................................................ )  By executing this deed the
Occupation of witness                            )  attorney states that the
                                                 )  attorney has received no
                                                 )  notice of revocation
                                                 )  of the power of attorney


SIGNED, SEALED AND DELIVERED by                  )
as attorney for BANK OF WESTERN AUSTRALIA LIMITED)
under power of attorney dated                    )
                                                 )
in the presence of:                              )
                                                 )
                                                 )
 ................................................ )
Signature of witness                             )
                                                 )
 ................................................ )
Name of witness (block letters)                  )
                                                 )
 ................................................ )
Address of witness                               )
                                                 )
 ................................................ )  ...........................
Occupation of witness                            )  By executing this deed the
                                                 )  attorney states that the
                                                 )  attorney has received no
                                                 )  notice of revocation
                                                 )  of the power of attorney

SIGNED, SEALED AND DELIVERED by                  )
as attorney for THE CHASE MANHATTAN BANK under   )
power of attorney dated                          )
                                                 )
in the presence of:                              )
                                                 )
                                                 )
 ................................................ )
Signature of witness                             )
                                                 )
 ................................................ )
Name of witness (block letters)                  )
                                                 )
 ................................................ )
Address of witness                               )
                                                 )
 ................................................ )  ...........................
Occupation of witness                            )  By executing this deed the
                                                 )  attorney states that the
                                                 )  attorney has received no
                                                 )  notice of revocation of
                                                 )  the power of attorney


SIGNED, SEALED AND DELIVERED by                  )
as attorney for CREDIT LYONNAIS S.A. under power )
of attorney dated                                )
                                                 )
in the presence of:                              )
                                                 )
                                                 )
 ................................................ )
Signature of witness                             )
                                                 )
 ................................................ )
Name of witness (block letters)                  )
                                                 )
 ................................................ )
Address of witness                               )
                                                 )  ...........................
 ................................................ )  By executing this deed the
Occupation of witness                            )  attorney states that the
                                                 )  attorney has received no
                                                 )  notice of revocation of
                                                 )  the power of attorney


SIGNED, SEALED AND DELIVERED by                  )
as attorney for SG AUSTRALIA LIMITED under power )
of attorney dated                                )
                                                 )
in the presence of:                              )
                                                 )
                                                 )
 ................................................ )
Signature of witness                             )
                                                 )
 ................................................ )
Name of witness (block letters)                  )
                                                 )
 ................................................ )
Address of witness                               )
                                                 )  ...........................
 ................................................ )  By executing this deed the
Occupation of witness                            )  attorney states that the
                                                 )  attorney has received no
                                                 )  notice of revocation of
                                                 )  the power of attorney


SIGNED, SEALED AND DELIVERED by                  )
as attorney for THE TORONTO-DOMINION BANK        )
under power of attorney dated                    )
                                                 )
in the presence of:                              )
                                                 )
                                                 )
 ................................................ )
Signature of witness                             )
                                                 )
 ................................................ )
Name of witness (block letters)                  )
                                                 )
 ................................................ )
Address of witness                               )
                                                 )
 ................................................ )  ...........................
Occupation of witness                            )  By executing this deed the
                                                 )  attorney states that the
                                                 )  attorney has received no
                                                 )  notice of revocation of
                                                 )  the power of attorney

AGENT

SIGNED, SEALED AND DELIVERED by                  )
as attorney for CHASE SECURITIES                 )
AUSTRALIA LIMITED under power of                 )
attorney dated                                   )
in the presence of:                              )
                                                 )
 ................................................ )
Signature of witness                             )
                                                 )
 ................................................ )
Name of witness (block letters)                  )
                                                 )
 ................................................ )
Address of witness                               )
                                                 )  ...........................
 ................................................ )  By executing this deed the
 Occupation of witness                           )  attorney states that the
                                                 )  attorney has received no
                                                 )  notice of revocation of
                                                 )  the power of attorney

                ------------------------------------------------
                DATED                              JUNE 2001

                   AMENDING AND RESTATEMENT DEED (SENIOR DEBT
                               FACILITY AGREEMENT)
                             ABN AUSTRALASIA LIMITED
                              (ABN 11 072 664 692)
                                  ("BORROWER")

                        EACH COMPANY NAMED IN SCHEDULE 1
                              (EACH A "GUARANTOR")

                   EACH BANK OR FINANCIAL INSTITUTION NAMED IN
                                   SCHEDULE 2
                             (EACH A "PARTICIPANT")

                 CHASE SECURITIES AUSTRALIA LIMITED (ABN 52 002
                                    888 011)
                       (AS "AGENT" AND "SECURITY TRUSTEE")



                            MALLESONS STEPHEN JAQUES
                                   Solicitors
                                    Level 60
                             Governor Phillip Tower
                                 1 Farrer Place
                                 Sydney NSW 2000
                           Telephone (61 2) 9296 2000
                              Fax (61 2) 9296 3999
                                  DX 113 Sydney
                                 Ref: PJD:KMA:WS

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CONTENTS       AMENDING AND RESTATEMENT DEED (SENIOR DEBT FACILITY AGREEMENT)
-------------------------------------------------------------------------------


                       1  DEFINITIONS AND INTERPRETATION                      1

                        2 CONSIDERATION                                       4

                        3 CONDITIONS PRECEDENT AND SUBSEQUENT                 4

                        4 REPRESENTATIONS AND WARRANTIES                      6

                        5 AMENDMENT AND RESTATEMENT OF SENIOR DEBT FACILITY
                          AGREEMENT                                           6

                        6 SHAREHOLDERS AGREEMENT                              6

                        7 ACKNOWLEDGMENTS                                     7

                        8 COSTS AND EXPENSES                                  7

                        9 COUNTERPARTS                                        8

                        SCHEDULE 1    GUARANTORS                              9

                        SCHEDULE 2    PARTICIPANTS                           10